Reserves for Unpaid Losses and Loss Adjustment Expenses	12 Months Ended
Dec. 31, 2013
Reserves for Unpaid Losses and Loss Adjustment Expenses
Reserves for Unpaid Losses and Loss Adjustment Expenses

28. Reserves for Unpaid Losses and Loss Adjustment Expenses

Information regarding the reserve for unpaid losses and LAE are as follows (in thousands).

	Year Ended December 31,
	2013	2012	2011

Balance, beginning of year	$34,012	$44,835	$58,882
Less reinsurance recoverables	(10,385)	(25,083)	(43,773)
Net balance, beginning of year	23,627	19,752	15,109

Incurred related to:
Current year	110,096	109,328	97,742
Prior years	659	(169)	(1,008)
Total incurred	110,755	109,159	96,734

Payments related to:
Current year	(96,284)	(90,743)	(83,266)
Prior years	(15,138)	(14,541)	(8,825)
Total payments	(111,422)	(105,284)	(92,091)

Net balance, end of year	22,960	23,627	19,752
Plus reinsurance recoverables	4,508	10,385	25,083
Balance, end of year	$27,468	$34,012	$44,835

The decrease in reserves at December 31, 2013 as compared to December 31, 2012 of $6.5 million is primarily due recovery of reinsurance recoverables outstanding at December 31, 2012 and increased loss payments. The decrease in reserves at December 31, 2012 as compared to December 31, 2011 of $10.8 million is primarily due to the significant subsequent payment and recovery of those reinsurance recoverables outstanding at December 31, 2011.